UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2009 (September 1, 2009)

SOUND FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

United States	000-52889	26-0776123
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2005 5th Avenue, Second Floor, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On August 29, 2009, Sound Community Bank (“Sound’), the wholly owned subsidiary of Sound Financial, Inc. (OTCBB: SNFL), completed its acquisition of two branches of 1st Security Bank of Washington (“1st Security”), located at 2941 South 38th Street, Tacoma, Washington and at 1405 E. Front Street, Port Angeles, Washington. These branch acquisitions were completed under two Purchase and Assumption Agreements between Sound and 1st Security.  In this acquisition, Sound purchased the deposit-related loans, certain personal property at the former 1st Security branches and the building and real estate at the Port Angeles branch.  These assets were acquired in exchange for Sound’s assumption of the deposits at the two branches and the lease at the Tacoma branch, as well as the payment of a deposit premium of 2.25% on the Tacoma deposits and 2.5% on the Port Angeles deposits (or an aggregate deposit premium of $801 thousand dollars).  Sound plans to move the operations of its Lakewood Towne Center branch to its new Tacoma branch during the fourth quarter of 2009. The operations of the acquired Port Angeles facility have been moved to Sound’s new branch location at 110 North Alder Street in Port Angeles.

The total deposits assumed by Sound from 1st Security at the new Port Angeles and Tacoma branches totaled $33.6 million.  At June 30, 2009, Sound Financial, Inc. had total assets of $324.9 million, total deposits of $284.9 million and stockholders’ equity of $25.5 million.

Item 8.01  Other Events

On September 1, 2009, Sound Financial, Inc. issued a press release announcing the completion of its purchase of the Tacoma and Port Angeles branches of 1st Security.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

To the extent that financial statements are required to be filed pursuant to this Item, they will be filed in an amendment to this Form 8-K no later than November 13, 2009.

(b)	Pro Forma Financial Information

To the extent that pro forma financial information is required to be filed pursuant to this Item, it will be filed in an amendment to this Form 8-K no later than November 13, 2009.

(d)	The following exhibits are part of this report:
Exhibit No.	Document	Reference to Prior Filing or Exhibit Number in this Filing

10.12	Purchase and Assumption Agreement dated April 24, 2009, between Sound Community Bank and 1st Security Bank of Washington (Port Angeles Office)	++
10.13	Purchase and Assumption Agreement dated June 23, 2009, between Sound Community Bank and 1st Security Bank of Washington (Tacoma Office)	++
99.1	Press Release dated September 1, 2009.	99.1

++   Filed as an exhibit to Sound Financial, Inc.’s Form 8-K filed on June 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL, INC.

Date:	September 3, 2009	By:	/s/	Laura Lee Stewart
Laura Lee Stewart
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 1, 2009